UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): February 23, 2004

HARTVILLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-110630	94-3360099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1597 North Main Street, North Canton, Ohio	44720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 305-1352

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

ITEM 5.	OTHER EVENTS.

On February 23, 2004, the Company announced that it had appointed two new directors to its Board of Directors, Nick Leighton and Alan Kaufman, MD.

Roger A. Kimmel, Jr. was appointed to the Board of Directors on November 7, 2003 and, along W. Russell Smith III and Dr. Tomas Neuzil, was affirmed as a director of the Company at the Company’s annual meeting held on December 22, 3003.

The Company’s press release with respect to the election of new directors is attached hereto as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Hartville Group, Inc., dated February 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2004	Hartville Group, Inc. (Registrant)

/s/ W. Russell Smith III

W. Russell Smith III, President

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Hartville Group, Inc., dated February 23, 2004